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                                                                    EXHIBIT 10.7

                 FOURTH AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)


     This Fourth Amendment to Program Agreements ("Fourth Amendment") amends the Program Agreements, as defined below, entered into by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC"), The Education Resources Institute, Inc. ("TERI"), and U.S. Bank, National Association ("U.S. Bank"). This Fourth Amendment is dated as of July 1, 2003, and shall be effective for each of the Bank of America GATE Education Loan Programs and Bank of America TERI Programs on a date set by TERI by notice delivered to Program Lender as soon as reasonably possible.

DEFINITIONS

"Bank of America GATE Education Loan Programs" has the meaning assigned in the Umbrella Agreement.

"Bank of America TERI Programs" means the Bank of America TERI Alternative Loan Program (ALP), the Bank of America TERI Professional Education Program (PEP), and the Bank of America TERI ISLP Program.

"Bank of America TERI ISLP Program" means the Bank of America International Student Loan Program Undergraduate and Graduate Loan Programs, the Bank of America ISLP Medical Select Loan Program, the Bank of America ISLP Medical Residency Loan Program, and the Bank of America ISLP Offshore Medical Loan Program. It does not include the Bank of America TERI ISLP CanHelp Program, which is not covered by this Amendment.

"Deposit and Security Agreement" means that certain agreement bearing that name entered into by and among Program Lender, FMC, TERI, and U.S. Bank dated as of April 30, 2001, as amended.

"Guaranty Agreement" means that certain agreement bearing that name entered into by and between Program Lender and TERI dated as of April 30, 2001, as amended.

"Loan Origination Agreement" means that certain agreement bearing that name entered into between Program Lender and TERI dated as of April 30, 2001, as amended.

"Note Purchase Agreement" means that certain agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

"Old Core Guaranty Agreement" means that certain Guaranty Agreement entered into by and between Program Lender and TERI and dated as of February 1, 2000, including all exhibits thereto and the Program Guidelines.

"Program Agreements" means the Umbrella Agreement, the Note Purchase Agreement, the Guaranty Agreement, the Deposit and Security Agreement and the Loan Origination Agreement,

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all as heretofore amended, and including all Exhibits and Schedules thereto, including, without limitation, the Program Guidelines.

"Umbrella Agreement" means the agreement bearing that name by and between FMC and Program Lender dated as of April 30, 2001, as amended.

RECITALS

WHEREAS, pursuant to the terms of the Guaranty Agreement, TERI provides guaranties of education loans made by the Program Lender; and

WHEREAS, TERI and Lender desire to adopt new pricing and program terms for the Bank of America TERI Programs and the Bank of America GATE Education Loan Programs and to improve the customer service and pricing that they offer to borrowers; and

WHEREAS, such improvements include offering risk-based pricing to borrowers for some of the Bank of America TERI Programs;

WHEREAS, as a loan guarantor, TERI has established a program of risk-based pricing based on tiered guaranty fees and/or tiered interest rates ("Risk-Based Pricing"), which pricing is set forth on Exhibit A, that it believes correspond with the actual risk of lending to borrowers with lesser creditworthiness;

WHEREAS, Program Lender desires to make use of the TERI Risk-Based Pricing system in order to increase overall approval rates and increase its business;

WHEREAS, Program Lender is free to set its prices to consumers at any level it desires, free from constraint by TERI, so long as Lender pays TERI the guaranty fees required under the Guaranty Agreement and the Program Guidelines incorporated therein; and

WHEREAS, the parties desire to supplement the Second Amendment to Program Agreements (BAGEL), dated as of January 10, 2003, by extending it to cover and apply to all Bank of America TERI Program Loans for which TERI received applications on or after the effective date (May 22, 2002) of the First Amendment to the Old Core Guaranty Agreement, which Amendment converted Bank of America TERI Program Loans from Prime-based to LIBOR-based interest rates.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

AMENDMENTS

1. UNDERWRITING GUIDELINES. Exhibit A to the Guaranty Agreement is hereby replaced by:

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     A.   For the Bank of America TERI Programs other than the BANK of America
          ISLP Programs, the TERI Alternative Loan Program and Professional Education Program Underwriting, Origination, and Loan Term Guidelines attached hereto as Exhibit A1;

     B. For the Bank of America TERI ISLP Programs, the ISLP Loan Program Underwriting, Origination, and Loan Term Guidelines (Undergraduate and Graduate), and the ISLP Medical Programs Underwriting, Origination, and Loan Term Guidelines for the ISLP Offshore Medical, Medical Residency, and Medical Select Programs, all attached hereto as Exhibit A2; and

     C. For the Bank of America GATE Education Loan Programs, the Bank of America GATE Education Loan Program Underwriting, Origination, and Loan Term Guidelines attached hereto as Exhibit A3.

2. SERVICING GUIDELINES. Exhibit B to the Guaranty Agreement is hereby replaced with the Servicing Guidelines for TERI Loan Programs Serviced at SLSC/GLC dated September 27, 2000, with an Addendum dated May 1, 2003.

3. GUARANTY FEES AND PRICING. TERI and the Program Lender hereby amend and restate Exhibit K to the Guaranty Agreement by adopting the Schedule 3.3s attached hereto as Exhibit K for the Bank of America GATE Education Loan Programs and the Bank of America TERI Programs. Each reference to Exhibit K in the Guaranty Agreement is amended to read "Schedule 3.3." TERI bases Risk Based Pricing shown on Schedule 3.3 for the Bank of America TERI Programs upon the projected net cost of defaults, which TERI believes provides business justification for the pricing levels set forth in the risk-based pricing it has offered to Lender. Any representation or warranty of compliance with federal or state law made by TERI in the Guaranty Agreement or the Loan Origination Agreement that may relate to Risk Based Pricing does not extend beyond the pricing actually included in Schedule 3.3 attached hereto.

4. PROMISSORY NOTES. Exhibit M to the Guaranty Agreement is hereby replaced with the forms of Promissory Note attached hereto as Exhibits M1 (Bank of America GATE Education Loan Programs), M2 (Bank of America TERI Programs other than the Bank of America TERI ISLP Program), and M3 (Bank of America TERI ISLP Program).

5. COVERED LOANS. The parties agree that, notwithstanding the Crossover Date in the Second Amendment to Program Agreements (BAGEL), dated as of January 10, 2003, the Guaranty Agreement shall cover and apply to all Bank of America TERI Program Loans for which TERI received applications on or after the effective date (May 22, 2002) of the First Amendment to the Old Core Guaranty Agreement (each such Loan, an "Affected Loan"). Accordingly, (a) each Affected Loan is eligible for purchase under the terms and conditions of the Note Purchase Agreement, as amended, and (b) Guaranty Fees for each Affected Loan shall be subject to the Deposit and Security Agreement and deposited in the Pledged Account (as defined in the Guaranty Agreement) by TERI within ten (10) days after the date hereof.

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6.   FULL FORCE AND EFFECT. In all other respects, the Program Agreements, as previously amended, are hereby ratified and confirmed and shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the date above first written.


                                THE EDUCATION RESOURCES INSTITUTE, INC.

                                By: /s/ Lawrence W. O'Toole
                                    ---------------------------------
                                Its: President


                                BANK OF AMERICA, N.A.

                                By: /s/ Kathy Cannon
                                    ---------------------------------
                                Its: Senior Vice President


                                THE FIRST MARBLEHEAD CORPORATION

                                By: /s/ Ralph James
                                    ---------------------------------
                                Its: President

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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party to any of the following exhibits and/or schedules. Pursuant to Item 601 of Regulation S-K, such exhibits and schedules are not being filed herewith.

EXHIBIT A:     Underwriting Guidelines

       1. TERI Alternative Loan Program and Professional Education Program Underwriting, Origination, and Loan Term Guidelines

       2. ISLP Loan Program Underwriting, Origination, and Loan Term Guidelines (Undergraduate and Graduate), the ISLP Offshore Medical Underwriting, Origination, and Loan Term Guidelines, and the ISLP Medical Select Underwriting, Origination, and Loan Term Guidelines

       3. Bank of America GATE Education Loan Program Underwriting, Origination, and Loan Term Guidelines

EXHIBIT B:     Servicing Guidelines for TERI Loan Programs Serviced at SLSC/GLC
               dated September 27, 2000, with an Addendum dated May 1, 2003

EXHIBIT K:     Guaranty Fees and Loan Pricing

       1.      Schedule 3.3 for Bank of America GATE Education Loan Programs

       2. Schedule 3.3 for Bank of America TERI Programs other than the Bank of America TERI ISLP Program

       3.      Schedule 3.3 for the Bank of America TERI ISLP Program

EXHIBIT M:     Promissory Notes

       1.      Promissory Notes for Bank of America GATE Education Loan Programs

       2. Promissory Notes for Bank of America TERI Programs other than the Bank of America TERI ISLP Program

       3.      Promissory Notes for Bank of America TERI ISLP Program